UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2016 (October 31, 2016)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3801 Old Greenwood Road

Fort Smith, Arkansas 72903

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2016, the Board of Directors (the “Board”) of ArcBest Corporation (the “Company”) adopted the Fifth Amended and Restated Bylaws of the Company (the “Bylaws”).  The Bylaws were effective immediately and include among other things, the following changes:

•      Clarifying the advance notice requirements.

•      Clarifying the procedures for the cancellation, postponement, rescheduling and adjournment of any meeting of stockholders.

•      Specifying the powers and authority of the chairman for stockholder meetings.

The foregoing description of the Bylaws is not complete and is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Fifth Amended and Restated Bylaws of ArcBest Corporation, dated as of October 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ArcBest Corporation

Date: November 4, 2016	By:	/s/ Michael R. Johns
	Name:	Michael R. Johns
	Title:	Vice President – General Counsel and Corporate Secretary

EXHIBIT INDEX

3.1	Fifth Amended and Restated Bylaws of ArcBest Corporation, dated as of October 31, 2016.